POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ William Geoffrey Beattie
----------------------------
Name:  William Geoffrey Beattie
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ George Alan Cohon
----------------------------
Name:  George Alan Cohon
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Douglas Thorne Elix
----------------------------
Name:  Douglas Thorne Elix
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ John Thomas Ferguson
----------------------------
Name:  John Thomas Ferguson
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: 21 September, 2003
/s/ Louis Yves Fortier
----------------------------
Name:  Louis Yves Fortier
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Marie Gilberte Paule Gauthier
---------------------------------
Name:  Marie Gilberte Paule Gauthier
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Brandt Channing Louie
----------------------------
Name:  Brandt Channing Louie
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ James Malcolm Edward Newall
-------------------------------
Name:  James Malcolm Edward Newall
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Gordon M. Nixon
----------------------------
Name:  Gordon M. Nixon
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ David Peter O'Brien
----------------------------
Name:  David Peter O'Brien
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Charlotte Reynolds Otto
----------------------------
Name:  Charlotte Reynolds Otto
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Robert Byron Peterson
----------------------------
Name:  Robert Byron Peterson
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Joao Pedro Reinhard
----------------------------
Name:  Joao Pedro Reinhard
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Joseph Armand Guy Saint-Pierre
----------------------------------
Name:  Joseph Armand Guy Saint-Pierre
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Cecil Whitaker Sewell, Jr.
------------------------------
Name:  Cecil Whitaker Sewell, Jr.
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Kathleen Patricia Taylor
----------------------------
Name:  Kathleen Patricia Taylor
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Victor Leyland Young
----------------------------
Name:  Victor Leyland Young
Title:   Director

                                POWER OF ATTORNEY

                              ROYAL BANK OF CANADA

         The undersigned hereby constitutes each of Gordon M. Nixon, Peter W. Currie and Janice Fukakusa his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Royal Bank of Canada (the "Bank") and certain deferred compensation obligations to be offered to employees of the Bank and/or its participating subsidiaries under any plan or plans established pursuant to the Amended and Restated Royal Bank of Canada Wealth Accumulation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     Dated: September 23, 2003
/s/ Jacques Lamarre
----------------------------
Name:  Jacques Lamarre
Title:   Director